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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 1997
                                                   -----------------

                               EVANS BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   New York                            0-18539                 16-1332767
----------------------------         -----------            -------------
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)           Identification No.)

14-16 North Main Street, Angola, New York  14006
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (716) 549-1000
                                                   --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------

                       None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

                       None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------------

                       None



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ITEM 4.  CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT
         ---------------------------------------------

                           None

ITEM 5.  OTHER EVENTS
         ------------

                  Mr. Carl F. Ulmer has retired and resigned as a director and as the Chairman of the Board of the Registrant and its subsidiary, Evans National Bank, effective December 31, 1997. In announcing his resignation, Mr. Ulmer stated that he desired to more fully effect his retirement.

                  Effective January 1, 1998, Thomas H. Waring, Jr. was appointed by the Board of Directors as a director of both the Registrant and Evans National Bank to serve the remainder of Mr. Ulmer's term. The Board of Directors of each company has also elected Mr. Richard M. Craig to the position of Chairman of the Board of Registrant and Evans National Bank.

                  The Registrant has decided to change its transfer agent from American Stock Transfer & Trust Company to Fifth Third Bank of Cincinnati, Ohio. It is anticipated that this change will be effective on about February 16, 1998.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
         -------------------------------------

                 None to report

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         a)  Financial Statements of business acquired

                     None

         b)  Pro forma Financial Information

                     None

         c)  Exhibits:

                     None

ITEM 8.  CHANGE IN FISCAL YEAR
         ---------------------

                     None

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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS
         --------------------------------------------------

                     None

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EVANS BANCORP, INC.

Dated:  January 5, 1998                    By: /s/ Richard M. Craig
                                               ---------------------------
                                               Richard M. Craig
                                               President and Chief
                                               Executive Office


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